Exhibit 14(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated as indicated on the attached Schedule A, relating to the financial statements and financial highlights of the Funds listed on the attached Schedule A, certain of the funds constituting Eaton Vance Municipals Trust (the “Trust”), appearing in the Form N-CSR of the Trust for the year ended as indicated on the attached Schedule A, and to the references to us under the headings “Other Service Providers”, “Financial Highlights”, “Appendix A – Form of Agreement and Plan of Reorganization”, and “Appendix D – Financial Highlights” in the Combined Proxy Statement and Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2026

Schedule A

Fund Name	Year-end	Report Date
Eaton Vance National Municipal Income Fund	September 30, 2025	November 21, 2025
Eaton Vance California Municipal Opportunities Fund	September 30, 2025	November 21, 2025
Eaton Vance New York Municipal Income Fund	September 30, 2025	November 21, 2025
Eaton Vance Municipal Opportunities Fund	July 31, 2026	September 23, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated March 23, 2026, relating to the financial statements and financial highlights of Eaton Vance High Yield Municipal Income Fund, one of the funds constituting Eaton Vance Municipals Trust II (the “Trust”), appearing in Form N-CSR of the Trust for the year ended January 31, 2026, and to the references to us under the headings “Other Service Providers”, “Financial Highlights”, “Appendix A – Form of Agreement and Plan of Reorganization”, and “Appendix D – Financial Highlights” in the Combined Proxy Statement and Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated May 21, 2026, relating to the financial statements and financial highlights of Eaton Vance National Ultra-Short Municipal Income Fund, Eaton Vance Short Duration Municipal Opportunities Fund, and Eaton Vance National Limited Maturity Municipal Income Fund, certain of the funds constituting Eaton Vance Investment Trust (the “Trust”), appearing in Form N-CSR of the Trust for the year ended March 31, 2026, and to the references to us under the headings “Other Service Providers”, “Financial Highlights”, “Appendix A – Form of Agreement and Plan of Reorganization”, and “Appendix D – Financial Highlights” in the Combined Proxy Statement and Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2026